EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

   GSAA 2005 10
Libor at 10%
15 CPR / 0 CDR
100% Servicer Advances

-------------------------------------------------------------
                         Entitled     Effective
                        Coupon for   Coupon for
     Period    Date      2A1 Bond     2A1 Bond    Shortfall
=============================================================

        1   25-Sep-05    10.11000     10.11000     0.00000
        2   25-Oct-05    10.11000     10.11000     0.00000
        3   25-Nov-05    10.11000     10.11000     0.00000
        4   25-Dec-05    10.11000     10.11000     0.00000
        5   25-Jan-06    10.11000     10.11000     0.00000
        6   25-Feb-06    10.11000     10.11000     0.00000
        7   25-Mar-06    10.11000     10.11000     0.00000
        8   25-Apr-06    10.11000     10.11000     0.00000
        9   25-May-06    10.11000     10.11000     0.00000
       10   25-Jun-06    10.11000     10.11000     0.00000
       11   25-Jul-06    10.11000     10.11000     0.00000
       12   25-Aug-06    10.11000     10.11000     0.00000
       13   25-Sep-06    10.11000     10.11000     0.00000
       14   25-Oct-06    10.11000     10.11000     0.00000
       15   25-Nov-06    10.11000     10.10200     0.00800
       16   25-Dec-06    10.11000     10.04680     0.06320
       17   25-Jan-07    10.11000      9.99770     0.11230
       18   25-Feb-07    10.11000      9.94680     0.16320
       19   25-Mar-07    10.11000      9.91370     0.19630
       20   25-Apr-07    10.11000      9.84710     0.26290
       21   25-May-07    10.11000      9.78720     0.32280
       22   25-Jun-07    10.11000      9.88470     0.22530
       23   25-Jul-07    10.11000      9.87490     0.23510
       24   25-Aug-07    10.11000      9.82460     0.28540
       25   25-Sep-07    10.11000      9.79510     0.31490
       26   25-Oct-07    10.11000      9.79540     0.31460
       27   25-Nov-07    10.11000      9.75140     0.35860
       28   25-Dec-07    10.11000      9.86350     0.24650
       29   25-Jan-08    10.11000      9.80340     0.30660
       30   25-Feb-08    10.11000      9.78350     0.32650
       31   25-Mar-08    10.11000      9.86250     0.24750
       32   25-Apr-08    10.11000      9.74470     0.36530
       33   25-May-08    10.11000      9.93130     0.17870
       34   25-Jun-08    10.11000     10.07880     0.03120
       35   25-Jul-08    10.11000     10.43330    -0.32330
       36   25-Aug-08    10.11000     10.11520    -0.00520
       37   25-Sep-08    10.11000     10.13420    -0.02420
       38   25-Oct-08    10.11000     10.49230    -0.38230
       39   25-Nov-08    10.11000     10.70210    -0.59210
       40   25-Dec-08    10.11000     11.35890    -1.24890
       41   25-Jan-09    10.11000     11.18320    -1.07320
       42   25-Feb-09    10.11000     11.20790    -1.09790
       43   25-Mar-09    10.11000     12.47620    -2.36620
       44   25-Apr-09    10.11000     11.25980    -1.14980
       45   25-May-09    10.11000     12.25860    -2.14860
       46   25-Jun-09    10.11000     12.65310    -2.54310
       47   25-Jul-09    10.11000     10.11000     0.00000
       48   25-Aug-09    10.11000     10.11000     0.00000
       49   25-Sep-09    10.11000     10.11000     0.00000
       50   25-Oct-09    10.11000     10.11000     0.00000
       51   25-Nov-09    10.11000     10.11000     0.00000
       52   25-Dec-09    10.11000     10.11000     0.00000
       53   25-Jan-10    10.11000     10.11000     0.00000
       54   25-Feb-10    10.11000     10.11000     0.00000
       55   25-Mar-10    10.11000     10.11000     0.00000
       56   25-Apr-10    10.11000     10.11000     0.00000
       57   25-May-10    10.11000     10.11000     0.00000
       58   25-Jun-10    10.11000     10.11000     0.00000
       59   25-Jul-10    10.11000     10.11000     0.00000
       60   25-Aug-10    10.11000     10.11000     0.00000
       61   25-Sep-10    10.11000     10.11000     0.00000
       62   25-Oct-10    10.11000     10.11000     0.00000
       63   25-Nov-10    10.11000     10.11000     0.00000
       64   25-Dec-10    10.11000     10.11000     0.00000


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